                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 1, 2000



                       CHICAGO BRIDGE & IRON COMPANY N.V.
             (Exact name of registrant as specified in its charter)



                                 The Netherlands
                 (State or other jurisdiction of incorporation)



        1-12815                                              N.A.
(Commission File Number)                       (IRS Employer Identification No.)

         Polarisavenue 31
         2132 JH Hoofdorp
         The Netherlands                                     N.A.
(Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: 31-23-568-5660

                                      N.A.
          (Former name or former address, if changed since last report)

Item 5.    Other Events and Regulation FD Disclosure

           The Company has terminated its Revolving Credit Facility dated September 30, 1999 and, together with the Subsidiary Borrowers, has entered into a $200,000,000 revolving credit facility with the institutions from time to time parties thereto as lenders and Bank One, NA, in its capacity as contractual representative for the Lenders.


Item 7.    Financial Statements and Exhibits

           (c)   Exhibits

                 10.21(A) Termination of Credit Agreement dated September 30, 1999 dated November 28, 2000.

                 10.22 Credit Agreement dated as of December 1, 2000 among Chicago Bridge & Iron Company N.V., the Subsidiary Borrowers, The Institutions from Time to Time Parties Hereto as Lenders and Bank One NA, as Administrative Agent and Bank of America, N.A., as Syndication Agent and Harris Trust and Savings Bank as Documentation Agent.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHICAGO BRIDGE & IRON COMPANY N.V.



Date: January 18, 2001                  By: /S/  Timothy J. Wiggins
                                            ------------------------------------

                                        By:   Chicago Bridge & Iron Company B.V.
                                        Its:  Managing Director
                                              Timothy J. Wiggins
                                              Managing Director